UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 28, 2012

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State of Other Jurisdiction

of Incorporation)

001-32242	38-2511577
(Commission File Number)	(IRS Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2012, the Company issued a press release announcing financial results for the fourth quarter and fiscal year, each ended January 1, 2012. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01. Regulation FD Disclosure.

On February 28, 2012, the Company issued a press release announcing the intent of certain of its subsidiaries to refinance their outstanding securitization debt with a new securitized financing facility. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Domino’s Pizza, Inc. 2011 annual earnings press release, dated February 28, 2012.
99.2	Press release, dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

Date February 28, 2012	/s/ Michael T. Lawton
Michael T. Lawton
Chief Financial Officer